EXHIBIT 10.57

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

COOPERATIVE JOINT VENTURE CONTRACT

COOPERATIVE JOINT VENTURE CONTRACT

For the establishment of

WANBANG ANESIVA (JIANGSU) PHARMACEUTICAL CO., LTD.

Among

ANESIVA, INC.

and

Lau, Yat Ming

and

WANBANG BIOPHARMACEUTICAL CO., LTD.

DATED October 11, 2007

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COOPERATIVE JOINT VENTURE CONTRACT

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COOPERATIVE JOINT VENTURE CONTRACT

COOPERATIVE JOINT VENTURE CONTRACT

THIS COOPERATIVE JOINT VENTURE CONTRACT (the “Contract”) is entered into as of October 11, 2007 between the following parties (each a “Party” and collectively the “Parties”) and effective as of the date it is approved by the Approval Authority defined below:

(1)	Anesiva, Inc., a company incorporated under the laws of Delaware, whose principal office is at 650 Gateway Boulevard, South San Francisco, California 94080, United States (“Anesiva”);

(2)	Lau, Yat Ming, a [*] citizen with ID number of [*], whose address is at [*]; and

(3)	Wanbang Biopharmaceutical Co., Ltd., a joint stock company incorporated under the laws of China, whose principal office is at No.6, Yangshan Road, Jinshanqiao Economic Development Zone, Xuzhou of Jiangsu Province, China (“Wanbang”).

PRELIMINARY STATEMENT

In accordance with the Law of the People’s Republic of China on Sino-Foreign Cooperative Joint Ventures and its Implementing Measures (the “Cooperative Joint Venture Law”), and other relevant Chinese laws and regulations adopted in principal place of the cooperative joint venture, the Parties on the basis of mutual respects and benefits, have agreed to establish a Sino-Foreign Cooperative Joint Venture pursuant to the terms and conditions of this Contract.

ARTICLE 1    DEFINITIONS

Unless the terms or context of this Contract otherwise provided, the following terms shall have the meanings set out below:

1.1	“Affiliate” means, in relation to a Party, any company or entity which, through ownership of voting stock (shares), membership interests, or otherwise, directly or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with the Party.

1.2	“Approval Authority” shall mean the Ministry of Commerce and/or its local branch offices, or other government entities required by Chinese Law to grant approval to the Contract.

1.3	“Articles of Association” shall mean the Articles of Association of the CJV executed on October 11, 2007, by the Parties.

1.4	“Board” shall mean the board of Directors of the CJV.

1.5	“Business Day” shall mean a date on which major banks are open in both Beijing and San Francisco. For avoidance of doubt, an official holiday in either city shall not be a Business Day.

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COOPERATIVE JOINT VENTURE CONTRACT

1.6	“Change of Control” means any of the following: (i) a transaction or series of related transactions in which a person or entity, or a group of related persons or entities, acquires shares of a Party’s capital stock from stockholders of the Party and as a result of such acquisition holds shares representing more than 50% of the outstanding voting power of the Party’s capital stock; (ii) a reorganization, consolidation or merger of the Party with or into any other entity or entities in which the holders of the Party’s outstanding shares immediately before such event do not, immediately after such event retain ownership interests representing a majority of the voting power of the surviving entity or entities of such event as a result of their shareholdings in the Party immediately prior to the event; or (iii) a sale, transfer, exclusive license, or other disposition of all or substantially all of the assets of the Party.

1.7	“China” or “PRC” shall mean the People’s Republic of China, exclusive of the Hong Kong Special Administrative Region, the Macau Special Administrative Region, and Taiwan.

1.8	“CJV” shall mean the Sino-Foreign Cooperative Joint Venture named Wanbang Anesiva (Jiangsu) Pharmaceutical Co., Ltd., to be formed by the Parties pursuant to this Contract.

1.9	“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of an entity, whether through the ability to exercise voting power, by contract or otherwise. Without limiting the foregoing, for purposes of this Contract, Control is deemed to exist when one entity holds, directly or indirectly, or is the beneficial owner of more than 50% of any class of the equity or stock of another entity or has the ability to appoint a director to the Board of Directors or member manager of another entity or to appoint any management level employee of an entity. “Controlling” and “Controlled” have correlative meanings.

1.10	“Director” shall mean any individual who serves as a member of the Board of the CJV.

1.11	“Effective Date” shall mean the effective date of this Contract, which shall be the date of the approval issued by the Approval Authority in respect of this Contract and the Articles of Association.

1.12	“Facility” or “Facilities” shall mean the manufacturing facilities leased to the CJV pursuant to the Property Leasing Agreement for manufacturing of the Products.

1.13	“Regulatory Permits” shall mean permits issued by the competent food and drug administration authorities, including the PRC State Food and Drug Administration, U.S. Food and Drug Administration, the EMEA, and such other regulatory body whose approval is reasonably necessary.

1.14	“Supply Agreement” shall mean the Agreement through which Anesiva or a designated Affiliate will (a) supply the CJV with raw materials as required for its production and (b) purchase Products from the CJV.

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COOPERATIVE JOINT VENTURE CONTRACT

1.15	“Joint Venture Term” shall mean the term of the CJV as set forth in Article 14.

1.16	“Licensed Technology” shall mean the technology defined in the Technology License Agreement.

1.17	“GM” shall mean the General Manager of the CJV,

1.18	“Management Personnel” shall mean the Chief Financial Officer (“CFO”), the Chief Quality Officer (“CQO”), the Chief Production Officer (“CPO”) and the other management personnel designated as such by the Board.

1.19	“Products” shall mean the products produced pursuant to the Supply Agreement.

1.20	“Property Leasing Agreement” shall mean the Agreement entered into by Wanbang and the CJV upon the due incorporation of the CJV, leasing to the CJV the properties for its business operations.

1.21	“Quality Agreement” shall mean the Agreement related to the quality standards of the products under the Supply Agreement entered into by and between the CJV and Anesiva.

1.22	“Regulators” shall mean any and all relevant regulatory authorities, including, but not limited to, the PRC State Food and Drug Administration, the U.S. FDA and the EMEA.

1.23	“Renminbi” or “RMB” shall mean the lawful currency of China.

1.24	“SAFE” shall mean the State Administration of Foreign Exchange of China and/or its local branch (as appropriate to the context).

1.25	“SAIC” shall mean the State Administration of Industry and Commerce of China and/or its local branches (as appropriate to the context).

1.26	“Technology License Agreement” shall mean the Agreement entered into by Anesiva, or its designated Affiliate, and the CJV upon the due incorporation of the CJV, granting the CJV a non-exclusive license to use specified technologies of Anesiva.

1.27	“U.S.” shall mean the United States of America.

1.28	“United States Dollars,” “U.S. Dollars” and “US$” shall mean the lawful currency of the United States of America.

1.29	“Working Personnel” shall mean the employees of the CJV except the Management Personnel.

1.30	“ZingoTM” shall mean Anesiva’s Zingo (lidocaine hydrochloride monohydrafte) powder intradermal injection system.

1.31	Table of Defined Terms. The following capitalized terms are defined in the following Sections of this Contract:

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COOPERATIVE JOINT VENTURE CONTRACT

Term	Section
Anesiva	Preamble
Anesiva’s Proprietary Technical Support and Consultation	§ 6.1(2)
Contract	Preamble
Disposing Party	§ 5.6(1)
HKIAC	§ 18.2(1)
Operating Records	§ 6.3(4)
Parties	Preamble
Party	Preamble
Settlement Meeting	§ 18.1
Strategic Business Plan	§ 4.3(1)
Third Anniversary	§ 5.10
Wanbang	Preamble
Wanbang Actual Capital Contribution	§ 5.10
Wanbang Third Anniversary Profits	§ 5.10
Lau Yat Ming Actual Capital Contribution	§ 5.10
Lau Yat Ming Third Anniversary Profits	§ 5.10

ARTICLE 2    PARTIES TO THE CONTRACT

2.1	The Parties

The	Parties to this Contract are:

(1)	Anesiva, an enterprise established in Delaware, USA, with its principal office at 650 Gateway Boulevard, South San Francisco, California 94080, United States.

Legal Representative: Patrick Broderick

Position: Vice President and General Counsel

Nationality: U.S.

(2)	Lau, Yat Ming, a [*] citizen with ID number of [*], whose address is at [*].

(3)	Wanbang, a company incorporated in the PRC, with its registered address at No. 6, Yangshan Road, Jinshanqiao Economic Development Zone, Xuzhou, Jiangsu Province, China

Legal Representative: Li Xianlin

Position: Chairman

Nationality: Chinese

2.2	Representations and Warranties

(1)	Each of Anesiva and Wanbang hereby represents and warrants to other Parties that, as of the date of this Contract and as of the Effective Date:

a)	Such Party is a duly organized, validly existing company and in good standing under the laws of the place of its establishment or incorporation.

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COOPERATIVE JOINT VENTURE CONTRACT

b)	Such Party has all requisite power, authority and approval required to enter into this Contract; and upon the Effective Date, will have all requisite power, authority and approval to perform fully each and every obligation under the Contract.

c)	Such Party has taken all action necessary to authorize it to enter into this Contract and such Party’s representative whose signature is affixed to this Contract is fully authorized to sign this Contract or other similar documents, and to bind such Party thereby, pursuant to a valid authorization or other such similar instrument.

d)	Upon the effective date, this Contract shall constitute valid and binding legal obligations of such Party.

e)	Neither the execution of this Contract, nor the performance of such Party’s obligations under the Contract, will conflict with, or result in a breach of, or constitute a default under, any provision of the articles of incorporation, business license, by-laws or articles of association of such Party, or any law, rule, regulation, authorization or approval of any government agency or body, or any contract or agreement to which it is a party or is subject.

f)	There is no lawsuit, arbitration or legal, administrative or other proceeding or governmental investigation pending or, (to the best knowledge of such Party), threatened against such Party with respect to the subject matter of this Contract that would affect in any way such Party’s ability to enter into or perform this Contract.

(2)	Lau, Yat Ming hereby represents and warrants to other Parties that, as of the date of this Contract and as of the Effective Date:

a)	He has the legal capacity to execute and perform this Agreement and has obtained all necessary and proper approvals and authorizations for the execution and performance of this Agreement.

b)	This Agreement constitutes his legal, valid and binding obligations enforceable in accordance with its terms; and

c)	There are currently no disputes, litigations, arbitrations, administrative proceedings or any other legal proceedings relating to him.

ARTICLE 3    ESTABLISHMENT OF THE CJV

3.1	Establishment of the CJV

The Parties hereby agree to establish the CJV promptly after the Effective Date in accordance with the Cooperative Joint Venture Law and the provisions of this Contract.

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COOPERATIVE JOINT VENTURE CONTRACT

3.2	Name and Address of the CJV

(1)	Name: The name of the CJV shall be in Chinese: and, in English: “Wanbang Anesiva (Jiangsu) Pharmaceutical Co., Ltd.”

(2)	Address. The legal address of the CJV shall be No. 6, Yangshan Road, Jinshanqiao Economic Development Zone, Xuzhou, Jiangsu Province, China.

3.3	Commencement of Operations

The CJV shall commence operations upon the issuance of its business license.

ARTICLE 4    THE PURPOSE, SCOPE AND SCALE OF OPERATION AND THE BUSINESS PLAN

4.1	The Purpose of Operation

The Parties shall establish the CJV by economic cooperation based on the principle of mutual benefit and mutual profit and for development of technologies for production of pharmaceuticals and medical devices in China. As a result, the Parties hope to achieve satisfactory economic benefits for the Parties.

4.2	The Scope of Operation

The operation shall encompass the production and sale of pharmaceuticals and medical devices and the research and development of related technologies.

4.3	Business Plan

(1)	The Parties agree that a [*] strategic business plan (“Strategic Business Plan”) shall be developed within [*] after the execution date of this Contract. The Strategic Business Plan will be reviewed, revised as necessary, and approved by the Board on an annual basis, at least [*] before the end of each calendar year.

(2)	The Strategic Business Plan shall address the following items:

a)	a general plan and budget for the next [*], including but not limited to the CJV’s production capability, output distribution and capital demands;

b)	a detailed business plan and budget for the next [*];

c)	demand forecasts for Products;

d)	proposed timelines for regulatory approval of Facility by [*], applicable [*] regulatory authorities, and other Regulators;

e)	timelines for Facility availability;

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COOPERATIVE JOINT VENTURE CONTRACT

f)	the production capacity of Facilities; and

g)	The budget information shall include, among other things, a balance sheet and profit and loss account, an estimate of working capital requirements, and an operating budget.

(3)	The Initial Strategic Business Plan shall be consistent with the Business Plan Summary set forth as Appendix I.

ARTICLE 5    TOTAL INVESTMENT AND REGISTERED CAPITAL

5.1	Total Investment

The CJV’s total investment shall be [*].

5.2	Total Amount of Registered Capital

The CJV’s total amount of registered capital shall be [*].

5.3	Capital Contribution and Cooperation Conditions

(1)	The capital contributions and cooperation conditions to be provided by Anesiva shall consist of the following:

a)	Capital Contribution

The registered capital of the CJV subscribed by Anesiva shall be [*], representing [*] of the registered capital of the CJV. The registered capital to be contributed by Anesiva shall be made in U.S. Dollars in the form of cash and shall be paid pursuant to the schedule set forth in Section 5.4.

b)	Cooperation Conditions

Within [*] upon [*], Anesiva, or its designated Affiliate, will enter into the following agreements with the CJV: (i) the Technology License Agreement under which Anesiva grants a license to the CJV for the purpose of producing the Products required by Anesiva; (ii) the Supply Agreement under which the CJV shall provide corresponding products to Anesiva pursuant to its requirements; and (iii) the Quality Agreement setting forth the quality standards of the products under the Supply Agreement.

(2)	The capital contributions to be provided by Lau, Yat Ming shall consist of the following:

The registered capital of the CJV subscribed by Lau, Yat Ming shall be [*], representing [*] of the registered capital of the CJV. The registered capital to be contributed by Lau, Yat Ming shall be made in U.S. Dollars in the form of cash and shall be paid pursuant to the schedule set forth in Section 5.4.

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COOPERATIVE JOINT VENTURE CONTRACT

(3)	The capital contribution and cooperation conditions to be provided by Wanbang shall consist of the following:

(a)	Capital Contribution

The registered capital of the CJV subscribed by Wanbang shall be equivalent to [*], representing [*] of the registered capital of the CJV. The registered capital to be contributed by Wanbang shall be made in RMB in the form of cash and shall be paid pursuant to the schedule set forth in Section 5.4.

(b)	Cooperation Conditions

i.	Within [*] upon [*], Wanbang shall enter into the Property Leasing Agreement with the CJV. The Facility leased to the CJV shall be located within the [*]. The area of the Facility shall be no less than [*]. The rental fees, rental period and other terms and conditions shall be specified in the Property Leasing Agreement. The CJV will [*] for manufacturing purposes in [*], if necessary.

ii.	Within [*] upon [*], Wanbang shall cause the Directors appointed by it to the CJV to cause the CJV to enter into the Technology License Agreement, Supply Agreement and Quality Agreement with Anesiva, or its designated Affiliate in forms and on conditions to Anesiva’s satisfaction.

(4)	RMB/U.S. Dollars exchange rate will be [*].

5.4	Payment of Registered Capital

The Parties shall contribute the registered capital in accordance with the following schedule table:

Time	Name of Investor	Amount of Contribution	Percentage of the Registered Capital Subscribed	Contribution Method and Amount

Within [*]	Anesiva	[*]	[*]	Cash in US$
	Lau, Yat Ming	[*]	[*]	Cash in US$
	Wanbang	[*]	[*]	Cash in RMB

Within [*]	Anesiva	[*]	[*]	Cash in US$
	Lau, Yat Ming	[*]	[*]	Cash in US$
	Wanbang	[*]	[*]	Cash in RMB

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COOPERATIVE JOINT VENTURE CONTRACT

5.5	Investment Certificate

After each installment of the Parties’ contribution to the registered capital of the CJV has been paid in full, a Chinese registered accountant shall verify the payment in full of the contribution and issue a contribution verification report for each installment. Thereupon, the CJV shall issue within [*] after the payment in full of the contribution a final investment certificate signed by the legal representative of the CJV.

5.6	Assignment of Interest

(1)	Either Party may assign its interest in the CJV in whole or in part (the “Disposing Party”) to any third party. Before so doing, the Disposing Party shall obtain written consent from other Parties hereof, which consent shall not be unreasonably withheld, and Board approval, and shall submit relevant documentation to the relevant Approval Authority. Notwithstanding the foregoing, for any assignment or transfer of interest that is part of a bona fide Change of Control transaction, e.g. the Disposing Party assigns the said interest to its Affiliate(s) or Lau Yat Ming assigns the said interest to his relatives, the Parties shall cause the director designated by it to the CJV to unconditionally approve such transaction and complete all the required filing procedures with the Approval Authority in a timely manner.

(2)	Upon receipt of the approval of the Approval Authority, the CJV shall register the change with the SAIC.

5.7	Increases of Registered Capital

(1)	The registered capital may be increased during the Joint Venture Term with the written consent of the Parties and the unanimous approval of the Board.

(2)	An agreement to increase the registered capital must be submitted to the Approval Authority for examination and approval before it becomes effective. Upon receipt of the approval of the Approval Authority, the CJV shall register the increase with the SAIC.

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5.8	Reduction of Registered Capital

The Parties agree that, during the Joint Venture Term, the CJV shall not reduce the amount of registered capital.

5.9	Encumbrance of Registered Capital

Without prior written consent from other Parties, neither Party shall mortgage, pledge, or otherwise encumber in part or in whole its registered capital in the CJV.

5.10	Anesiva [*]

(1)	If, by the end of the [*] of [*] of the Facility (the “[*]”), the [*] obtained by Wanbang pursuant to [*] (“Wanbang [*]”) are [*] the [*] made by Wanbang to the CJV by then (such amount not to exceed [*]) (“Wanbang [*],”), Anesiva will [*] for the [*] Wanbang [*] and Wanbang [*] within [*] upon the [*].

(2)	If, by the end of the [*], the [*] obtained by Lau Yat Ming pursuant to [*] ( “Lau Yat Ming [*]”) are [*] the [*] made by Lau Yat Ming to the CJV by then (such amount not to exceed [*]) ( “Lau Yat Ming [*],”), Anesiva will [*] for the [*] Lau Yat Ming [*] and Lau Yat Ming [*] within [*] upon the [*].

ARTICLE 6    RESPONSIBILITIES OF THE PARTIES

6.1	Responsibilities and rights of Anesiva.

(1)	Anesiva shall assist the CJV in obtaining overseas Regulatory Permits and registration licenses from other applicable overseas administrative authorities, including, but not limited to, cGMP certificates and the site registration.

(2)	Anesiva shall provide necessary technical support and consultation, as well as assist the CJV with issues related to [*]. If such technical support and consultation [*] and the [*], Anesiva shall provide such [*]. The CJV shall bear the fees for consultations services in connection with the U.S. FDA verification. Technical support and consultation required for [*] may be provided by the [*], and the expense thereof shall be borne by [*]. [*] may choose the [*] thereto and shall ensure that the [*] for passing the initial U.S. FDA verification will not excess [*]. Any [*] shall be borne by [*].

(3)	Anesiva shall contribute on an ongoing basis the time of certain Anesiva employees to monitor and advise the Joint Venture on quality control and regulatory compliance.

(4)	In addition to its other obligations under this Contract, Anesiva shall be responsible for the following matters:

a)	Assisting the CJV in obtaining [*].

b)	Assisting the staff of the CJV in obtaining foreign visas and work permits as required for the operation and management of the CJV.

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COOPERATIVE JOINT VENTURE CONTRACT

c)	Assisting the CJV in obtaining import and export licenses for, and transport of, products, equipment and raw and finished materials as required by the CJV.

d)	Assisting the CJV in recruiting qualified expatriate personnel and international consultants required by the CJV.

e)	Assisting the CJV with operation management; modern, efficient operation techniques; technical support; problem solving; and other advice related to production, technological improvement and quality control issues.

f)	Assisting the CJV in acquiring advanced technology for its business operations.

g)	Assisting the CJV in qualifying an appropriate facility for sterilizing ZingoTM.

h)	Assisting with other matters as reasonably requested by the CJV.

Unless otherwise expressly provided herein, all costs, expenses and fees incurred by Anesiva in connection with the services set forth above, including but not limited to the services provided for in Subsections (1), (3)-(4) of this Section 6.1 shall be borne by the CJV.

(5)	During the CJV’s normal business hours, Anesiva and its designated representatives shall have the right to visit the office and production premises of the CJV or any approved subcontractor, and to inspect the manufacturing process and the various records that CJV is required to maintain, including the Operating Records and all financial records.

(6)

If and only if the CJV’s Products have the same conditions (including but not limited to price and quality) with other manufacturers’ products and the CJV has and is not in violation of the terms of the Supply Agreement by and between the CJV and Anesiva, Anesiva shall choose the CJV as its primary global supplier for ZingoTM products and its subsequent products.

Subject to the above paragraph, Anesiva warrants that [*] after the establishment of the CJV, if Anesiva wishes to [*], Wanbang or the CJV shall have [*]. Anesiva then shall give written notice to Wanbang or the CJV indicating its intention to [*]; Wanbang or the CJV shall respond within [*] upon the issuance of such notice. If Wanbang or the CJV fails to respond within the said period or responds that it is [*], Anesiva shall have the right to [*] at its sole discretion. Even if Wanbang or the CJV expressly responds that it is willing to [*], in the event that Anesiva and Wanbang fails to reach an agreement on [*], Anesiva shall still have the right to [*], provided that the [*].

(7)	Anesiva grants to the CJV a non-sublicenseable, non-transferable, non-divisible, non-exclusive license, including to the trademark of ZingoTM, solely in

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COOPERATIVE JOINT VENTURE CONTRACT

connection with manufacture (excluding sale, import and export or other operations), under any and all applicable Anesiva intellectual property solely to manufacture the Products for purchase by Anesiva or other buyers approved in writing by Anesiva. Unless otherwise agreed by the Parties, all expenses incurred in relation to patent licensing solely for the purpose of manufacturing ZingoTM products and its subsequent products and carrying out other activities as set forth in this Contract shall be borne by Anesiva, provided that the CJV produces ZingoTM products and its subsequent products for the said purposes and within the license scope and time as agreed.

6.2	Responsibilities of Wanbang

In addition to its other obligations under this Contract, Wanbang shall have the following responsibilities:

(1)	Assist the CJV in obtaining Regulatory Permits and registration licenses from other applicable administrative authorities, including, but not limited to, cGMP certificates and the site registration.

(2)	Procure the CJV to enter into Technology License Agreement, Supply Agreement and Quality Agreement with Anesiva in accordance with Anesiva’s requirements within [*] after [*].

(3)	Modify the Facility for its intended use under the Contract and related agreements and maintain the Facility as set forth in the Property Leasing Agreement, Quality Agreement, or Supply Agreement.

(4)	Ensure to require its Affiliates and the CJV use the technologies licensed by Anesiva in a manner consistent with and limited in scope by the Technology License Agreement. Neither Wanbang nor its Affiliates shall [*] by [*] during the [*] and for [*].

(5)	Contribute the time of certain Wanbang employees to monitor and advise the CJV on manufacturing work flow.

(6)	Assist the CJV in securing available funding and other forms of support from government entities or public service organizations.

(7)	Assist the CJV in applying for and securing of favorable tax treatments permitted under Chinese laws.

(8)	Assist the CJV with purchasing equipment, materials, office equipment and supplies from sources within China.

(9)	Assist the CJV with recruiting various categories of qualified Chinese Management and Working Personnel.

(10)	Assist the foreign employees of the CJV with all necessary entry visas and work permits.

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COOPERATIVE JOINT VENTURE CONTRACT

(11)	Assist the CJV by making available warehouse Facilities and provision of maintenance, quality controls and environmental controls for such Facilities.

(12)	Arrange for Chinese personnel of the CJV to obtain the necessary entry and exit permits and visas required for overseas travel undertaken in connection with the CJV’s activities.

(13)	Provide Anesiva with following documents immediately upon receipt:

a)	advance notice of inspections by Regulators;

b)	notice of any action by Regulators;

c)	complete copies of all correspondence with Regulators; and

d)	complete copies of all inspection reports received from any Regulators.

(14)	Assist with other matters as reasonably requested by the CJV.

Except as otherwise provided in Section 6.1(2), all costs, fees and expenses incurred by Wanbang in connection with the services set forth in this Section shall be borne by the CJV.

6.3	Parties’ Joint Obligations

The Parties and the Directors appointed by them shall jointly cause the CJV to meet the following obligations:

(1)	Be responsible for the manufacturing plant set-up, and any capital investment and costs associated with establishing the Facilities.

(2)	Be responsible for obtaining necessary regulatory approval from relevant government agencies related to the manufacture and distribution the Products, including and all import and export permits and licenses.

(3)	Ensure that the production of Products conforms to the terms of the Supply Agreement and the Quality Agreement.

(4)	Maintain records sufficient to enable the CJV to perform a complete lot history, including, but not limited to, manufacturing records and analytical results pertaining to the manufacture of each lot of the Products (collectively, the “Operating Records”). Such Records shall be made available to, and, upon request, transferred to Anesiva or other Parties on demand at any time during the term of this Contract and for [*] thereafter.

(5)	Maintain for inspection by Anesiva or relevant regulatory bodies in the countries where Products are sold or used registration licenses, verifications and records related to production or Product analysis, including, but not limited to, cGMP certificates, site certificates, and any other documents required by applicable Regulators.

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(6)	Maintain and supply such documents and data as are reasonably necessary to obtain Regulatory Permits for the Facilities.

(7)	Subject to Chinese laws and regulations, the CJV shall transfer to Anesiva free of charge all intellectual property rights, technologies or improvements it owns and which are related to the production of the Products. As for the intellectual property rights, technologies and improvements that are not specifically related to the Products, the CJV shall grant to Anesiva a royalty paid, perpetual, sublicensable and nonexclusive license. Each Party shall assist with applying for import licenses for machinery, equipment, materials and supplies required by the CJV, as well as the transportation of such machinery, equipment, and materials within China.

(8)	Each Party shall use commercially reasonable efforts to achieve its responsibilities set forth in this Article 6.

ARTICLE 7    BOARD OF DIRECTORS

7.1	Formation of the Board

(1)	The date on which the CJV obtains its business license shall be considered the date of establishment of the Board.

(2)	The Board shall consist of five (5) Directors, two (2) of whom shall be appointed by Anesiva and two (2) of whom shall be appointed by Wanbang, with the remaining one to be jointly appointed by the Anesiva and Wanbang. The CJV shall maintain one (1) Chairman of the Board of Directors, who shall be appointed by [*]. The CJV shall maintain one (1) Vice Chairman, who shall be appointed by [*]. In the event that the Chairman is unable to or fails to exercise his/her rights and duties, the Vice Chairman shall perform the powers of the Chairman.

(3)	At the time this Contract is executed and each time any Director is appointed or removed, the Party which made such appointment or removal shall promptly notify other Parties in writing of the same. Any appointment or removal of Director(s) shall take effect from the date it is notified to the CJV in writing, and shall be filed with the SAIC for the record.

(4)	Each Director shall be appointed for a term of [*] and may serve consecutive terms if reappointed by the Party which originally appointed him. If a seat on the Board is vacant due to retirement, resignation, illness, disability or death of a Director or by the removal of such Director by the Party which originally appointed him, the Party which originally appointed such Director shall appoint a successor to serve the remainder of such Director’s term. Each Party may replace its appointed Director at its own discretion.

7.2	Meetings and Powers of the Board

(1)	The Board shall be the highest authority of the CJV.

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(2)	The first Board meeting shall be held within fifteen (15) Business Days after the day of issuance of the business license. The meeting shall be convened by Chairman. Where the Chairman fails to perform his/her duty, the Vice Chairman shall convene the meeting. Upon the written request of Chairman, Vice Chairman or two or more of the Directors specifying the matters to be discussed, the Chairman may convene an interim meeting of the Board by a written notice ten (10) Business Days in advance.

(3)	Board meetings shall be held at the registered address of the CJV or a place inside or outside of China as designated by the Chairman. Meetings shall be held at least [*] on prior written notice to all Directors (Such notice shall be given 21 days prior to the meeting date). A notice of a Board meeting shall cover the agenda, all relevant data and documents, time and place for such meeting. The Chairman of the Board shall be responsible for convening and presiding over such meetings. In the event that Chairman fails to perform his/her duty, the Vice Chairman shall convene and preside over such meetings.

(4)	In case a Board member is unable to participate in a Board meeting in person, he may issue a proxy and entrust another person to participate in the meeting on his behalf. The representative so entrusted shall have the same rights and powers as the Board member. If a Board member fails to participate or to entrust another to participate, he will be deemed as having waived such right. A Board member may also participate by telephone or other electronic method, provided that each Director in such a meeting may hear and be heard by all other Directors.

(5)	[*] of Directors present in person, by telephone or other electronic means, or by proxy shall constitute a quorum which shall be necessary for the conduct of business at any meeting of the Board.

(6)	Each Director present in person, by telephone or other electronic means, or by proxy at a meeting of the Board of Directors shall have one vote.

(7)	In exercising their powers, the Directors shall be obliged to act in the best interests of the CJV, which shall prevail in the event of any conflict between them and the interests of the Party who appointed that Director.

(8)	Resolutions involving the following matters shall only be adopted upon the unanimous affirmative vote of [*] Directors of the Board present at the meeting, whether in person or by telephone or other electronic means:

a)	amendment to the Articles of Associations;

b)	increase or reduction of the CJV’s registered capital;

c)	termination or dissolution of the CJV; and

d)	merger or division of the CJV.

(9)	Changes to the Supply Agreement or the Quality Agreement shall be subject to the approval from [*] of the Directors of the Board.

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(10)	Except for the issues listed in Article 7.2(8) and 7.2(9), all other issues that require resolutions by the Board may be motioned at a duly convened meeting of the Board and must be adopted by the affirmative vote of a simple majority of the Directors present in person or by proxy at such meeting where a quorum is present.

(11)	Any action by the Board may be taken without a meeting if all members of the Board consent in writing to such action. Such written consent shall be filed with the minutes of the Board and shall have the same effect as a unanimous affirmative vote of all Directors of the Board at a convened meeting of the Board.

(12)	The Board will cause complete and accurate minutes of all meetings to be kept (in both English and Chinese) (including a copy of the notice of the meeting) and of business transacted at such meetings. Minutes of all meetings of the Board shall be distributed to all the Directors as soon as practicable after each meeting (but not later than 10 Business Days from the day of such meeting). Any Director who wishes to propose any amendment or addition thereto shall submit the same in writing to the Chairman and the Vice-Chairman within 10 Business Days after receipt of the proposed minutes. The minutes shall be finalized by the Chairman not later than 30 Business Days after the relevant meeting and signed by all the Directors within 10 Business Days after receipt of the final minutes.

(13)	Members of the Board shall serve without any remuneration, but all reasonable costs incurred by the Directors, including but not limited to travel and accommodation expenses, in the performance of their duties as members of the Board, shall be borne by the CJV.

(14)	All information discussed at Board meetings shall be treated as confidential by the Directors and shall not be disclosed to any third party unless required by law.

ARTICLE 8    SUPERVISOR

8.1	Functions of Supervisor

The CJV shall have two supervisors (“Supervisors”). Each of Anesiva and Wanbang has the right to appoint one. The Supervisors shall exercise the following functions:

(1)	to examine the financial affairs of the CJV;

(2)	to bring the proposal to dismiss those Directors and senior executives violating the laws, administrative regulations and/or the articles of association of the CJV;

(3)	to investigate any irregularities in the CJV’s operations which the supervisor discovers and, if necessary and with the consent of the Investor in writing, engage at the expense of the CJV a professional services firm to assist in such investigations; and

(4)	to perform all other duties which may not be abrogated by contractual agreement under applicable law.

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8.2	Term of Office

The term of the office of each Supervisor is [*], and may be renewed or shortened by the Party appointing the Supervisor. A Party removing its designated Supervisor may replace such Supervisor with someone of its choosing.

8.3	Attendance in the Board Meeting

The Supervisors may attend the meetings of the Board as non-voting attendees, and may make enquiries and suggestion on the matters decided by the Board.

8.4	Expenses

All reasonable expenses required by the Supervisors in the exercise of their functions and powers shall be borne by the CJV.

8.5	Records

The Supervisors shall keep up to date written records of decisions and actions taken in discharging their duties. A copy of such records shall be given to the Parties.

ARTICLE 9    OPERATION AND MANAGEMENT

9.1	Management Organization

(1)	The CJV shall adopt a management system under which the GM shall be responsible to and under the leadership of the Board. Other management personnel of the CJV shall be responsible and report to the GM.,

(2)	The CJV shall adopt one GM. The first GM shall be appointed by [*], and the successors shall be nominated by [*] and then appointed by a majority vote cast of the Board of Directors. The GM shall serve for a term of [*], and may serve for consecutive terms upon nomination by [*] and approval by the Board. GM is the legal representative of the CJV.

(3)	The CJV shall adopt one CQO, one CFO, one CPO, and other management personnel designated as such by the Board. The Parties agree that [*] shall be entitled to nominate the CQO of the CJV and [*] shall be entitled to nominate the CFO and the CPO of the CJV. The appointment and removal of the Management Personnel shall be decided by a majority vote cast by the Board of Directors. The Party having the right to nominate each position shall also be entitled to nominate any successor upon termination or resignation of the individual holding such position for any reason.

(4)	The Parties agree that the [*] nominated by Wanbang shall speak English and shall be competent in [*]. In the event the [*] fails to provide Anesiva with reports

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in compliance with [*], Anesiva may, at the Anesiva’s expenses, engage an [*] as the consultant to the CJV, with whom the [*] shall work in providing to Anesiva timely and accurate [*] in compliance with [*]. If Wanbang dissents from the report issued by the [*] engaged by Anesiva, Wanbang may, at its own expense, engage another [*] for [*].

9.2	Responsibilities and Powers of the Chief Officers

(1)	The GM shall be in charge of the day-to-day operation and management of the CJV. The GM shall be responsible to the Board and shall carry out all matters entrusted by the Board. The CQO, the CPO and the CFO shall assist and report to the Board of Directors and the GM in his work and shall be accountable to the GM. The GM, the CQO, the CPO and the CFO shall perform their duties on a full time basis and shall perform all other duties as described in the Articles of Association.

(2)	The CFO shall be in charge of the financial and accounting matters of the CJV. The CQO shall be in charge of the quality management, supervision and control for the CJV’s products. The CPO shall be in charge of the production and manufacture for the CJV’s products.

(3)	The GM, the CQO, the CPO, the CFO and other management personnel shall not hold posts concurrently with other enterprises in competition with the CJV.

ARTICLE 10    LABOR MANAGEMENT

10.1	Governing Principle

The GM shall formulate a plan for matters concerning the recruitment, employment, dismissal, wages, labor insurance, welfare benefits, reward and discipline of the workers and staff members of the CJV (including whether to extend any existing labor contracts), in accordance with the Labor Law of the People’s Republic of China and other PRC laws and regulations and modern management standards, practices and policies. The plan shall be submitted for the approval of the Board of Directors.

10.2	Working Personnel

Working Personnel shall be employed by the CJV in accordance with contracts which shall be entered into between the CJV and each worker after the establishment of the CJV. Such contracts shall establish all terms governing the employment, duties and benefits of such Working Personnel (inclusive of obligations regarding confidentiality and non-competition). The Board shall approve the general form and terms and conditions included in such contracts.

10.3	Management Personnel

(1)	Management Personnel shall be employed by the CJV in accordance with the terms of individual employment contracts.

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(2)	The salary and benefits of Management Personnel shall be fixed by the Board.

10.4	Conformity with Labor Protection Regulations

The CJV shall conform to rules and regulations of the Chinese government concerning labor protection and ensure safe and civilized operations. Labor insurance for the working personnel of the CJV shall be handled in accordance with the relevant regulations of the Chinese government.

ARTICLE 11    FINANCIAL AFFAIRS AND ACCOUNTING

11.1	Accounting System

(1)	The CFO of the CJV, under the leadership of the GM, shall be responsible for the financial management of the CJV.

(2)	The GM and the CFO shall establish the accounting system and procedures in accordance with the Accounting System of Enterprises and with U.S. generally accepted accounting principles. The CJV shall adopt, in accordance with the requirements of the Board, the operating and financial policies and procedures and shall prepare periodic reports of financial information. The CJV shall adopt Renminbi and/or U.S. Dollars as legal currency in the accounting bookkeeping. The CJV shall maintain accurate and complete accounting and other financial reports made both in English and Chinese and shall procure that such accounting records are, during normal business hours, available for inspection by each Party or its respective authorized representatives. Such financial reports shall be in accordance with U.S. generally accepted accounting principles, consistently applied.

(3)	Bookkeeping and accounting of the CJV shall be done according to the relevant regulations and rules of Chinese laws, using U.S. standard and SEC compliant accrual method and credit and debit bookkeeping. Any special accounts not within Chinese law or regulations shall be done with reference to such U.S. bookkeeping principles. In this situation, the CJV shall make sure that the content complies with Chinese accounting principles, and shall report same to the local finance and tax authorities for the record.

(4)	The management of the CJV shall prepare the following statements and reports for review by the Board of Directors, Anesiva and Wanbang :

a)	Complete monthly financial reporting in response to reporting packages prepared by Anesiva and/or Wanbang, sufficient for preparation of each Party’s financial reports, within four Business Days of the end of each calendar month.

b)	Quarterly unaudited financial statements within four weeks of the end of each fiscal quarter.

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c)	Financial express of the previous fiscal year, including but not limited to balance sheet, income statement, cash flow statement and statement of stockholder’s equity, within five (5) Business Days after the end of the previous fiscal year.

d)	Annual unaudited financial statements and the related report within thirty (30) days after the end of the previous fiscal year; and annual audited financial statements and the related auditor’s report within four (4) months after the end of the previous fiscal year.

(5)	Each Director and each Party shall have the right to inspect, copy, and audit the CJV’s books of account at any time.

11.2	Auditing

(1)	An accountant licensed in China shall be engaged by the CJV.

(2)	Anesiva and Wanbang shall have the right to nominate internationally recognized accounting firms as the auditor of the CJV, among which the Board shall engage one as the auditor of the CJV. In the event that the Board determines that the audited statements submitted by the retained accounting firm fail to meet the standards set forth above, the Board may replace the accounting firm or retain another accounting firm (at the CJV’s expense) to supplement or adjust the work or to perform specific accounting and auditing tasks.

(3)	Anesiva and Wanbang may, during normal business hours, appoint representatives to inspect and audit the CJV and the production premises of the CJV, inspect and audit any approved subcontractor, and any accounts and records relating to Product production, provided that [*] shall not conduct such inspection and auditing more than [*] during any consecutive [*]. Notwithstanding the foregoing, under the following circumstances, [*] may inspect and audit at any time, without limitation, the CJV, and the production premises, accounts and records of the CJV:

a)	[*]; or

b)	[*].

The Parties shall cause the Directors of the CJV appointed by them, as well as any approved subcontractors, to provide assistance as required by this provision.

(4)	The Board shall review and approve the periodic financial statements of the CJV. In the event that the Board determines that the audited statements submitted by the retained accounting firm fail to meet the standards set forth above, the Board may replace the accounting firm or retain another accounting firm (at the CJV’s expense) to supplement or adjust the work or to perform specific accounting and auditing tasks.

(5)	Upon [*], the CJV shall conduct a [*] to be conducted by an independent auditor acceptable to the Parties, with the expenses for such audit to be borne by [*].

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11.3	Bank Account and Foreign Exchange Control

The CJV shall separately open a foreign exchange account and a Renminbi account at Bank of China or the banks designated by SAFE. The CJV’s foreign exchange transactions shall be handled in accordance with the Regulations for Exchange Control of the People s Republic of China.

11.4	Foreign Currency Equilibrium

The CJV shall use its best to maintain the foreign currency s equilibrium by all methods permitted by the laws of China.

11.5	Fiscal Year

The CJV shall adopt the calendar year as its fiscal year, which shall begin on January 1 and end on December 31 of the same year.

11.6	Periodic Reports

The CJV shall provide each Party with:

a)	monthly accounts and progress reports;

b)	audited accounts of the CJV;

c)	copies of bank statements on a monthly basis;

d)	such further information as each Party may from time to time reasonably require as to all matters relating to the businesses or the financial position of the CJV; and

e)	a quarterly report on the CJV’s performance during the current fiscal year of the CJV compared to budget.

11.7	Distribution of CJV’s Net Profit

(1)	If the Chinese laws and regulations require to establish employee bonus and welfare fund and other statutory reserves, the CJV shall comply with such requirements to the extent of meeting the lowest standards as required thereby;

(2)	The after-tax net profit shall be determined in accordance with applicable PRC accounting regulations by the Board according to the annual final accounting;

(3)	The distributable net profit of the CJV shall be distributed among the Parties pursuant to the following proportions: Anesiva [*], Lau Yat Ming [*], Wanbang [*].

(4)

The Board of Directors shall determine the distribution of the net profit. The Board of Directors shall, after deducting necessary reserve as compulsorily required under relevant laws and regulations, distribute the distributable net profit to the Parties pursuant to section 11.7(3), and the net profit distributed to the

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Parties shall be no less than [*] of the aggregate net profit of the CJV in that year. In the event the CJV has an investment plan or other significant business plans, after obtaining the consent of the Parties, the Board may adjust the proportion of the net profit used to be distributed to the Parties in the aggregate net profit of the CJV in that year. The Board and the GM shall ensure to distribute CJV’s distributable net profit to Parties in each fiscal year when it is available. Such distribution shall be made no later than the [*] in the next calendar year.

ARTICLE 12    TAXATION AND INSURANCE

12.1	Taxes

(1)	The CJV shall pay tax under the relevant laws of China. Chinese and foreign management and working personnel shall pay their individual income tax in accordance with the tax laws of China.

(2)	The CJV will use its best endeavors to apply for and obtain preferential tax treatment, abatement and exemptions, as provided by local and national Chinese regulations applicable to foreign investment enterprises.

12.2	Insurance

The CJV shall take out and maintain property and transportation insurance of the CJV in China. The insurance policy will be denominated in Chinese and foreign currencies, as appropriate. The types and amounts of insurance coverage shall be determined by the GM on the basis of applicable Chinese laws and relevant provisions.

ARTICLE 13    CONFIDENTIALITY

13.1	Confidentiality

(1)	From time to time, prior to and during the Joint Venture Term, either Party has disclosed or may disclose confidential and proprietary information to other Parties. In addition, the Parties may, during the term of this Contract, obtain confidential and proprietary information of the CJV or other Parties in connection with the operation of the CJV. Alternatively, the CJV may, from time to time during the term of this Contract, obtain confidential and proprietary information of the Parties. Each of the Parties receiving such information shall, during the term of this Contract and for [*] thereafter:

a)	Maintain the confidentiality of such information;

b)	Not disclose it to any person or entity, except to their directors, senior staff and other employees who need to know such information to perform their responsibilities; and

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c)	Not utilize such information for any purpose other than the transaction contemplated herein.

(2)	The provisions of paragraph (1) shall not apply to information that:

a)	could be shown to be known by the receiving Party by written records made prior to disclosure by the disclosing Party;

b)	is (or becomes) public knowledge otherwise than through the receiving Party’s breach of this Contract;

c)	was obtained by the receiving Party from a third party having no obligation of confidentiality with respect to such information;

d)	is under the obligation to be disclosed according to law of the jurisdiction of either Party, valid order of any government entity and any court’s judgment or verdict;

e)	is required to be disclosed to any financial institution which is to provide financing for this project.

f)	pursuant to the rules of relevant stock exchange market, is required to be disclosed by any Party hereof.

In addition to the above, the Board may authorize through a written resolution to disclose the information related to CJV’s general operations within certain scope. However, if the information authorized to be disclosed constitutes any confidential information of any Party hereof, a prior written consent from such Party will be required for such disclosure.

Notwithstanding the foregoing, if the CJV needs to make corresponding disclosure pursuant to section (d) , (e) or (f) above, each Party shall and shall cause the Directors appointed to the CJV by it to minimize the scope of such disclosure to the extent permitted under such conditions.

(3)	Each Party shall advise its Directors, senior staff, and other employees receiving such information of the existence of and the importance of complying with the obligations set forth in paragraph (1) above.

(4)	If required by any Party, the CJV shall execute a separate confidentiality agreement with provisions similar to those set out above with respect to confidential and proprietary information obtained by the CJV from any Party or its Affiliates. Notwithstanding the above, the CJV shall execute non disclosure agreements with third parties to whom confidential information may be disclosed.

(5)	Each of the Parties and the CJV shall formulate rules and regulations to cause its directors, senior staff, and other employees, and those of their Affiliates to comply with the confidentiality obligation set forth in this Article 13. Certain important Working Personnel shall be required to sign a confidentiality undertaking in accordance with this section.

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(6)	The know-how and any other technical information licensed or provided in any way by any Party or its Affiliate to the CJV or otherwise acquired in any way or developed by the CJV shall be used only under the conditions of its license or provision.

(7)	This Article 13 and the obligations and benefits thereunder shall survive for [*] after the expiration or termination of this Contract or the [*], notwithstanding the [*] or the [*].

ARTICLE 14    THE JOINT VENTURE TERM

14.1	Joint Venture Term

The Joint Venture Term of the CJV shall commence upon the issuance of the Business License and shall expire 20 years therefrom.

14.2	Extension of the Joint Venture Term

[*] to the expiration of the Joint Venture Term, the Parties shall discuss whether to extend the cooperation term. If the Parties so decides, an application for such extension shall be submitted to the Approval Authority for approval no less than [*] to the expiration of the Joint Venture Term.

ARTICLE 15    TERMINATION AND LIQUIDATION

15.1	Reasons for Termination

Neither Party shall have the right, in its sole discretion and without cause, to terminate this Contract. However, the Parties may mutually agree in writing to terminate this contract at any time. Also, any Party may submit written notice to other Parties of a desire to terminate this Contract (subject to Article 15.2) at any time if:

(1)	Any Party materially breaches this Contract or violates the Articles of Association, and such breach or violation is not cured within [*] of written notice by other Parties to the breaching Party;

(2)	The business license of the CJV has been revoked or the Joint Venture Term was terminated and not renewed;

(3)	The CJV or any Party becomes bankrupt, or is the subject of proceedings for liquidation or dissolution (or a petition for bankruptcy has been filed with a court), or ceases to carry on business or becomes unable to pay its debts as they come due;

(4)	All or a material part of the assets of the CJV or any Party has been received, taken-over or forfeited by the government, such that the either CJV or the Party to operate;

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(5)	Any Party transfers or dispose of its share of the registered capital of the CJV in violation of the provisions of this Contract;

(6)	The conditions or consequences of Force Majeure (as hereinafter defined) significantly interfere with the normal functioning of the CJV for a period in excess of [*]; or

(7)	The CJV fails to receive licensure of the Facility by applicable U.S. and Chinese regulatory authorities within the time period specified in the Strategic Business Plan.

The mere submission by either Party of a notice indicating a desire to terminate this Contract shall not by itself constitute a termination of this Contract.

If due to the default of Anesiva, Wanbang, or the directors respectively appointed by each of which, Anesiva or Wanbang fails to fulfill its obligations in providing the cooperation conditions, i.e. to enter into Technology License Agreement, Supply Agreement, Quality Agreement or Property Leasing Agreement with the CJV in forms and conditions to Anesiva’s satisfaction within five (5) Business Days upon issuance of CJV’s business license, the Party not in default shall have the right to terminate or delay the performance of its obligations under this Contract.

15.2	Notification Procedure

If a Party gives notice, pursuant to Article 15.1, of a desire to terminate this Contract, the Parties shall, within [*] after such notice is given, commence negotiations and endeavor to resolve the reason for notification of termination. In the event matters are not resolved to the satisfaction of the Parties within [*] after commencement of negotiations or the non-notifying Party refuses to commence negotiations within the period stated above, the notifying Party may terminate this Contract by giving other Parties written notice of termination and such termination shall be effective upon the approval of the Approval Authority.

15.3	Liquidation

(1)	If this Contract has been terminated for any reason and the Parties have not agreed on an acquisition of the CJV as a going concern by a Party or by a third party, then all assets of the CJV shall be valued by and liquidated under the direction of a liquidation committee formed in accordance with relevant Chinese law.

(2)	In valuing and selling physical assets, the liquidation committee shall use every effort to obtain the highest possible price for such assets, including the retention of an independent third party expert, who is knowledgeable in assessing the value of the types of assets owned or held by the CJV to assist in such valuation.

(3)	After liquidation and the settlement of all outstanding debts of the CJV and

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subject to the payment of any applicable taxes, the proceeds shall be paid over to the Parties in accordance with the following ratio: Anesiva [*], Lau, Yat Ming [*], Wanbang [*].

(4)	Buyout in Lieu of Liquidation. Notwithstanding anything to the contrary above, in the event of an termination of this Contract by one Party because other Parties has caused or triggered a condition described in Sections 15.1(1), 15.1(3), 15.1(4), 15.1(5), or 16.1(2), the non-triggering Party shall have the right, in lieu of liquidation, to immediately assume the complete capital ownership and operation of the CJV and appoint all Directors, choose all management personnel, and modify all ancillary agreements in its sole discretion. Upon invocation of this Section, the triggering Party shall have no right to receive further economic value from the ongoing operations of the CJV but shall only be entitled to receive a payment for its hypothetical proceeds in a liquidation pursuant to Section 15.3, with the value determined conclusively and on a non-appealable basis by an internationally recognized valuation expert mutually chosen by the Parties, and which value shall be measured as of the date of the takeover of the CJV by the non-triggering Party. The liquidation payments, if any, due under this Section shall be paid quarterly equally over five years without interest, minus any contract or other damages suffered by the non-triggering Party. Nothing in this Section shall limit any other remedies otherwise available to the non-triggering Party. The triggering Party shall take all actions to cooperate fully to affect the intent of this Section, including by taking all steps to assign immediately its entire ownership interest to the non-triggering Party and to complete all the necessary government approvals and registrations.

15.4	Survival

To the extent permitted by law, (a) the liabilities or duties accruing but have not been satisfied or performed by the Parties before the date of termination of this contract, (b) the provisions of Articles 13, 15 and 18 and (c) any other provisions of this Contract required for the interpretation of above mentioned articles, shall survive the termination of this Contract and the termination, dissolution or liquidation of the CJV.

ARTICLE 16    BREACH OF CONTRACT

16.1	Liability for Breach of Contract

(1)	In the event of either Party’s breach of this Contract to render this Contract impossible to perform in part or in whole, such Party shall bear its default liabilities and compensate all damages incurred by other Parties. In the event that the Parties breach this contract, each Party shall bear its respective liability.

(2)	In the event that either Party fails to contribute any portion of its subscribed capital (including the registered capital and total investment capital) to the CJV [*] beyond the due date stipulated in this Contract, the non-defaulting Party shall have the right to terminate this Contract (except in the event of Force Majeure).

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ARTICLE 17    FORCE MAJEURE

17.1	Force Majeure

(1)	“Force Majeure” shall mean any event which is beyond the control of the Parties to this Contract, and which is unforeseen, or if foreseen, unavoidable, and which prevents total or partial performance by a Party. Such events shall include but are not limited to any strikes, lockouts, explosions, shipwrecks, acts of nature or the public enemy, terrorism, fires, flood, sabotage accidents, wars, riots, interference by military authorities, insurrections, government action, government prohibition, and any other similar or different contingency.

(2)	If an event of Force Majeure occurs, to the extent that the contractual obligations of the Parties, or either Party that is affected by such event of Force Majeure to this Contract (except the obligations under Article 16) cannot be performed as a result of such event, such contractual obligations shall be suspended during the period of delay caused by the Force Majeure and shall be automatically extended, without penalty, for a period equal to such suspension.

(3)	The Party claiming Force Majeure shall promptly inform the other Parties in writing of the occurrence and duration of such event of Force Majeure. The Party claiming Force Majeure shall also use all reasonable endeavors to eliminate or reduce the impact of such event of the Force Majeure.

(4)	In the event of Force Majeure, the Parties shall immediately consult with each other in order to find an equitable solution and shall use all reasonable endeavors to minimize the consequences of such Force Majeure.

ARTICLE 18    DISPUTE RESOLUTION

18.1	Consultations

In the event of any dispute between the Parties arising out of or relating to the performance or interpretation of this Contract, representatives of the Parties shall, within [*] of service of a written notice from either Party to other Parties, hold a meeting (“Settlement Meeting”) in a effort to resolve the dispute. The representatives of the Parties shall make their best efforts to settle the disputes amicably through consultation.

18.2	Arbitration

If the Parties are not able to resolve a dispute within [*] after the dispatch of the Dispute Notice, whether or not a Settlement Meeting has been held, the Party may commence arbitration proceedings. The arbitration shall be conducted in accordance with the following provisions:

(1)	Such dispute shall be referred to arbitration conducted by the [*] in accordance with its applicable arbitration procedure and rules; the site of the arbitration shall be in [*] and the language used therein shall be [*].

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(2)	The arbitration award shall be final and binding on the Parties, and the Parties agree to be bound thereby and to act accordingly.

(3)	Unless otherwise ruled in the arbitration award, all fees (including attorney and expert fees), costs, and expenses incurred by the prevailing Party shall be born by the losing Party.

(4)	When any dispute occurs and when any dispute is under arbitration, except for the matters under dispute, the Parties shall continue to exercise their remaining respective rights, and to perform remaining respective obligations under this Contract and the Appendices.

ARTICLE 19    APPLICABLE LAW

19.1	Applicable Law

The formation, validity, interpretation and performance of this Contract shall be subject to the jurisdiction of the promulgated laws of [*], which is publicly available and then in effective upon the execution of this Contract.

ARTICLE 20    MISCELLANEOUS PROVISIONS

20.1	Amendments

This Contract may not be changed orally, but may be amended only by a written instrument signed by all Parties and approved by the Approval Authority, if such approval is necessary.

20.2	Language

This Contract shall be written and executed in eight copies in Chinese and English, and both language versions shall be equally valid. If there is any conflict between the Chinese and English version of this Contract, the [*] version shall prevail. Both the Chinese and English versions shall be certified by a competent translator. These copies may be executed in one or more counterparts, each of which shall be an original but all of which shall together constitute one and the same instrument.

20.3	Severability

If any provision of this Contract is invalid, illegal, or incapable of being enforced by any rule of law or public policy, all other provisions of this Contract shall nonetheless remain in full force and effect so long as the economic or legal substance of the

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transactions contemplated by this Contract is not affected in any manner adverse to any Party. Upon such determination that any provision is invalid, illegal, or incapable of being enforced, the Parties shall negotiate in good faith to modify this Contract so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled.

20.4	Entire Agreement

This Contract and the Appendices attached to this Contract constitute the entire agreement between the Parties with respect to the subject matter of this Contract and supersede all prior discussions, negotiations and agreements among them. In the event of any conflict between the terms and provisions of this Contract, and those of the Articles of Association or the joint feasibility study, the terms and provisions of this Contract shall prevail.

20.5	Headings

The headings used herein are for convenience only and shall not be used to interpret, construe or otherwise affect the meaning of the provisions of this Contract.

20.6	Notices

Any notice or written communication provided for in this Contract by one Party to other Parties, including but not limited to any and all writings or notices to be given thereunder, shall be given in writing in English and may be delivered in person or sent by registered airmail letter or by facsimile confirmed by transmittal report, to other Parties at the location or fax number set forth below. The date and time of receipt of a notice or communication thereunder shall be deemed at the time of delivery if delivered in person, or at 10:00 a.m. on the tenth Business Day after its postmark in the case of an airmail letter, or one Business Day after dispatch in the case of a facsimile. All notices and communications shall be sent to the appropriate address or fax number set forth below, until the same is changed by notice given in writing to other Parties.

Anesiva:

Attn: Vice President and General Counsel

Address: 650 Gateway Boulevard, South San Francisco, California 94080, United States

Phone: [*]

Facsimile: [*]

Lau, Yat Ming

Address: [*]

Phone: [*]

Wanbang:

Attn: Li Xianlin or Wu Yifang

Address: No.6, Yangshan Road, Jinshanqiao Economic Development Zone, Xuzhou, Jiangsu Province, China

Phone: [*]

Facsimile: [*]

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20.7	Appendices

The Addendums attached to its Contract are hereby made an integral part of this Contract and are equally binding with these Articles 1 to 20.

20.8	Interpretation

The Parties acknowledge and agree that (a) each Party and its counsel reviewed and negotiated the terms and provisions of this Contract and have contributed to its revision, (b) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Contract, and (c) the terms and provisions of this Contract shall be construed fairly as to all Parties, regardless of which Party was generally responsible for the preparation of this Contract.

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IN WITNESS WHEREOF, each of the Parties hereto has caused this Contract to be executed by their duly authorized representatives on the date first set forth above.

Anesiva, Inc.		Jiangsu Wanbang Biological Pharmaceutical Corporation Limited

by:	/s/ John P. McLaughlin	by:	/s/ Li Xiaulin
Name:	John P. McLaughlin	Name:	Li Xiaulin
Title:	CEO	Title:	Chairman
Nationality: USA		Nationality: PRC

Lau, Yat Ming

by:	/s/ Lau Yat Ming

[Signature Page to Cooperative Joint Venture Contract]

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APPENDIX I    BUSINESS STRATEGY PLAN

[*]

i

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